Summary Prospectus

Needham Small Cap Growth Fund	Ticker Symbol: NESGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.needhamfunds.com/Default/MutualFunds/NeedhamSmallCapGrowthFund/NeedhamFundsLibrary.aspx.  You can also get this information at no cost by calling 1-800-625-7071 or by sending an e-mail request to webmail@needhamco.com.

Investment Objective

The Small Cap Growth Fund seeks long-term, tax-efficient capital appreciation.

Fees and Expenses of the Small Cap Growth Fund

This table describes the fees and expenses you may pay if you buy and hold shares of the Small Cap Growth Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions	None
Redemption Fee (as a % of amount redeemed) on Shares Held 60 days or less	2.00%
Wire Redemption Fee	$15.00

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses
Dividends on Short Positions and Interest Expense	0.08%
All Remaining Other Expenses	0.58%
Total Other Expenses	0.66%
Acquired Fund Fees and Expenses (a)	0.03%
Total Annual Fund Operating Expenses	2.19%
Fee Waiver and/or Expense Reimbursement (b)	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.06%
(a)	Acquired fund fees and expenses are not included in the Financial Highlights section of this Prospectus, which reflects only the operating expenses of the Small Cap Growth Fund.
(b)
The Adviser has entered into an agreement with the Small Cap Growth Fund whereby the Adviser has contractually agreed to waive its fee for, and to reimburse expenses (excluding interest, dividends on short positions, acquired fund fees and expenses and extraordinary items) of, the Small Cap Growth Fund in an amount that limits annual operating expenses to not more than 1.95% of the average daily net assets of the Small Cap Growth Fund. This agreement is effective for the period from May 1, 2011 through May 1, 2012. After May 1, 2012, the Adviser or the Small Cap Growth Fund can choose not to continue the agreement.

Example

This example is intended to help you compare the cost of investing in the Small Cap Growth Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Small Cap Growth Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions have been reinvested, and that the Small Cap Growth Fund’s operating expenses remain the same. The example also assumes that the current contractual fee waiver is not renewed. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$209	$673	$1,163	$2,514

Portfolio Turnover

The Small Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Small Cap Growth Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Small Cap Growth Fund’s performance. During the most recent fiscal year, the Small Cap Growth Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Small Cap Growth Fund invests at least 80% of its net assets in equity securities of domestic issuers listed on a nationally recognized securities exchange or traded on the NASDAQ System that have market capitalizations not exceeding $3 billion at the time of investment. The Small Cap Growth Fund invests, in general, in companies with strong growth potential that, for a variety of reasons, including the market’s inefficiencies, are trading at a discount to their underlying value where a catalyst is in place to eliminate that discount.

Principal Investment Risks

The Small Cap Growth Fund invests primarily in equity securities that fluctuate in value. Political and economic news can influence market wide trends. Other factors may cause price swings in a single company’s stock or the stocks of the companies within a given industry. The Small Cap Growth Fund often invests in smaller companies that may have limited product lines, markets or financial resources. These smaller companies may trade at a lower volume than more widely held securities and may fluctuate in value more sharply than those of other securities. The Small Cap Growth Fund is not a “diversified” fund within the meaning of the Investment Company Act of 1940. Therefore, the Small Cap Growth Fund may invest its assets in a relatively small number of issuers, thus making an investment in the Small Cap Growth Fund potentially more risky than an investment in a diversified fund which is otherwise similar to the Small Cap Growth Fund. Loss of money is a risk of investing in the Small Cap Growth Fund.

Bar Chart and Performance Table

The information in the bar chart and table that follow provide some indication of the risks of investing in the Small Cap Growth Fund by showing changes in the Small Cap Growth Fund’s performance from year to year and by showing how the Small Cap Growth Fund’s average annual returns for 1 year, 5 years and the life of the Small Cap Growth Fund compare to those of broad measures of market performance.

The Small Cap Growth Fund’s past performance (before and after taxes) is not necessarily an indication of how the Small Cap Growth Fund will perform in the future. Updated performance information is available on the Small Cap Growth Fund’s Web site at www.needhamfunds.com.

Figure 1

During the period shown in the above chart, the highest quarterly return was 34.71% (for the quarter ended 6/30/03) and the lowest quarterly return was -17.42% (for the quarter ended 12/31/08).

Average annual total returns for the periods ended December 31, 2010

The following table shows the Small Cap Growth Fund’s average annual returns (before and after taxes) and the change in value of certain broad-based market indices over various periods ended December 31, 2010. The index information is intended to permit you to compare the Small Cap Growth Fund’s performance to several broad measures of market performance. The NASDAQ Composite Index and the Russell 2000 Index are relevant to the Small Cap Growth Fund because they have characteristics similar to the Small Cap Growth Fund’s investment strategies.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Redemption” may be greater than the “Return Before Taxes” because you are assumed to be able to use the capital loss on the sale of shares to offset other taxable gains.

Your actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA), or to investors who are tax-exempt.

Average annual total returns for the periods ended December 31, 2010

	1 Year	5 Years	Life of Fund (Since 5/22/02)

Return Before Taxes	36.89%	9.49%	13.53%
Return After Taxes on Distributions	36.20%	7.59%	12.19%
Return After Taxes on Distributions and Redemption	24.72%	7.70%	11.72%
Comparative Indices (reflect no deduction for fees, expenses or taxes)
S&P 500 Index	15.06%	2.29%	3.75%
NASDAQ Composite Index	18.15%	4.71%	6.37%
Russell 2000 Index	26.85%	4.47%	6.89%

Investment Adviser

Needham Investment Management L.L.C. is the investment adviser of the Small Cap Growth Fund.

Portfolio Manager

The portfolio manager of the Small Cap Growth Fund is Chris Retzler. Chris Retzler is Executive Vice President and has been Portfolio Manager of the Small Cap Growth Fund since 2008.

Purchase and Sale of Fund Shares

The minimum initial investment for individuals, corporations, partnerships or trusts is $2,000. There is a $100 minimum for subsequent investments. For IRAs, the minimum initial investment is $1,000 and there is no minimum for subsequent investments.

You may redeem your shares at any time by sending a written request to The Needham Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, by calling 1-800-625-7071, or by wire transfer.

Tax Information

The Small Cap Growth Fund intends to make distributions each year. The Small Cap Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Small Cap Growth Fund through a broker-dealer or other financial intermediary (such as a bank), the Small Cap Growth Fund and its related companies may pay the intermediary for the sale of Small Cap Growth Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Small Cap Growth Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.